SECOND AMENDMENT TO REMODEL AGREEMENT

THIS SECOND AMENDMENT is entered into as of NOV 2 9 2012, by and between KFC Corporation, a Delaware corporation having its principal place of business in Louisville, Kentucky (hereinafter referred to as "KFC") and **Morgan's Restaurants of Pennsylvania, Inc., Morgan's Restaurants of Ohio, Inc., Morgan's Restaurants of West Virginia, Inc., Morgan's Foods of Missouri, Inc., Morgan's Restaurants of New York, Inc. and Morgan's Foods, Inc.** (hereinafter referred to as "Franchisee", whether one or several).

WHEREAS, KFC and Franchisee have entered into a certain **Remodel Agreement** (hereinafter referred to as "Agreement") dated **December 9, 2011**, and,

WHEREAS, KFC and Franchisee are willing to authorize this Amendment as modifying the Agreement on the terms and conditions set forth below, and,

WHEREAS, KFC and Franchisee agree that this Amendment modifies the Agreement only to the extent contained herein and in no way alters any other agreement that exists between the parties. Further, this Amendment contains the entire agreement between the parties relating to the rights herein granted and the obligations herein assumed and any oral representations concerning this Amendment shall be of no force or effect excepting a subsequent modification in writing, signed by the parties hereto.

NOW, THEREFORE, in consideration of the foregoing premises and the terms and conditions set forth below, the parties agree as follows:

THAT the portion of the Attachment I to the Agreement referenced above which stated:

ID	Address	City	ST	Required Calendar Year	Proposed Action
L125153	120 Murtland Avenue	Washington	PA	2012	Relocation or Rebuild
L125168	740 Lysle Blvd.	McKeesport	PA	2013*	Major Remodel
L125144	219 N. Florissant	Ferguson	MO	2013	Rebuild or Major Remodel
L125172	2500 Washington Blvd	Belpre	OH	2013	Relocation
L125192	45 Foster Avenue	Crafton	PA	2013	Relocation or Close

* L125168 was substituted by Franchisee and moved to 2013 per First Amendment to Remodel Agreement dated June 20, 2012.

is hereby amended to read as follows:

ID	Address	City	ST	Required Calendar Year	Proposed Action
L125153	120 Murtland Avenue	Washington	PA	2013	Rebuild, provided that KFCC plan approval and all necessary

					government permits are obtained by December 31, 2012 and the project breaks ground and restaurant is temporarily closed by March 15, 2013.
L125168	740 Lysle Blvd.	McKeesport	PA	2013*	Close
L125144	219 N. Florissant	Ferguson	MO	2013	Close
L125172	2500 Washington Blvd	Belpre	OH	2013	Close
L125192	45 Foster Avenue	Crafton	PA	2013	Relocation or Close. If this outlet is relocated by December 31, 2013, KFCC will only require two (2) additional substitutions in lieu of three (3) to replace the closures of L125144, L125168 and L125172. Substitutions should be identified to KFCC by June 1, 2013.

* L125168 was substituted by Franchisee and moved to 2013 per First Amendment to Remodel Agreement dated June 20, 2012.

EXECUTED as of the first date hereinabove stated.

ATTEST:

[signature]
Assistant Secretary
(Seal)

KFC CORPORATION

By: [signature]
Vice President

ATTEST:

[signature]
Secretary

FRANCHISEE
MORGAN'S RESTAURANTS OF PENNSYLVANIA, INC.

By: [signature]

Printed Name: James J. Liguori

Title: President & COO

ATTEST:

Kenneth L. Hignett
Secretary

MORGAN'S RESTAURANTS OF OHIO, INC.

By: [signature]

Printed Name: James J. Liguori

Title: President & COO

ATTEST:

Kenneth L. Hignett
Secretary

MORGAN'S RESTAURANTS OF WEST VIRGINIA, INC.

By: [signature]

Printed Name: James J. Liguori

Title: President & COO

ATTEST:

Kenneth L. Hignett
Secretary

MORGAN'S FOODS OF MISSOURI, INC.

By: [signature]

Printed Name: James J. Liguori

Title: President & COO

ATTEST:

Kenneth L. Hignett
Secretary

MORGAN'S RESTAURANTS OF NEW YORK, INC.

By: [signature]

Printed Name: James J. Liguori

Title: President & COO

ATTEST:

Kenneth L. Hignett
Secretary

MORGAN'S FOODS, INC.

By: [signature]

Printed Name: James J. Liguori

Title: President & COO